MORGAN STANLEY INSTITUTIONAL FUND TRUST

522 Fifth Avenue

New York, New York 10036

February 3, 2017

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:          Morgan Stanley Institutional Fund Trust (the “Fund”)

File Nos. 2-89729; 811-03980

Post-Effective Amendment No. 155

Dear Sir or Madam:

On behalf of the Fund, attached herewith for filing is the above referenced Post-Effective Amendment No. 155 to the Fund’s Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933, as amended (the “1933 Act”), and Amendment No. 158 pursuant to the Investment Company Act of 1940, as amended (the “Amendment”).

This filing is made pursuant to Rule 485(a)(1) under the 1933 Act for the purpose of disclosing variations to sales load waivers and discounts that would apply to investors that purchase shares through a single intermediary (or category of multiple intermediaries) to all Portfolios of the Fund, except the Ultra-Short Income Portfolio. We understand that we may expect comments on this filing in approximately 30-45 days. Although this Amendment also includes updated information regarding the Fund, we anticipate filing a subsequent 485(b) filing, to include all consents and opinions, as well as any other required information, in anticipation of going automatically effective on the 60th day after the date hereof. No fees are required in connection with this filing.

The Fund believes that the Amendment is an ideal candidate for selective review pursuant to the guidance set forth in Investment Company Act Release No. 13768 (“IC-13768”). In accordance with IC-13768, we hereby request selective review of the Fund’s Registration Statement limited to the disclosure items discussed above. The Amendment solely reflects the addition of disclosure in a named appendix to the prospectus (and certain other related disclosure) regarding possible variations to sales load waivers and discounts that would apply to investors that purchase shares through a single intermediary (or category of multiple intermediaries), as noted above, and the Fund’s investment strategies, policies and risks are “not substantially different” from the disclosure that has previously been filed in an amendment to the Registration Statement with respect to the Fund. Selective review would serve to expedite the review process for the Fund as well as use the Staff’s time more effectively. Consistent with IM Guidance Update No. 2016-06 (Mutual Fund Fee Structures), the Fund states the following:

•                  The disclosure set forth in the Amendment, other than the changes noted above, has been reviewed by the Staff in other contexts;

•                  The disclosure set forth in the Amendment has been reviewed by the Staff in connection with the Registrant’s filing pursuant to Rule 485(a) on February 27, 2015 (Accession No. 0001104659-15-015297);

•                  The changes in the Amendment that could be considered material are limited to those noted above; and

•                  The Fund believes that no other area of the Amendment warrants particular attention.

Pursuant to the requirements of IC-13768, the Fund will file a copy of this letter with the Amendment.

If you have any questions, please feel free to contact me at 212.698.3526 (tel) or 212.698.3599 (fax).

Very truly yours,

/s/ Allison Fumai
Allison Fumai